SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement    | | Confidential, For Use of the Commission
|X|  Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2)
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to
|_|  Rule 14a-11(c) or Rule 14a-12

                               ParkerVision, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

     -------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                               PARKERVISION, INC.
                               8493 Baymeadows Way
                           Jacksonville, Florida 32256
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 12, 1998
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ParkerVision, Inc. ("Company") will be held at the Adams Mark Hotel, 2117 Live Oak Street, Dallas, Texas 75201 on June 12, 1998 at 9:00 a.m. local time, for the following purposes:

         1. To elect six directors to hold office until the Annual Meeting of Shareholders in 1999 and until their respective successors have been duly elected and qualified; and

         2. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

         The transfer books will not be closed for the Annual Meeting. Only shareholders of record at the close of business on April 24, 1998 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                   By Order of the Board of Directors


                                   Stacie Wilf
                                    Secretary

Jacksonville, Florida
May 1, 1998

                               PARKERVISION, INC.

                                ________________


                                PROXY STATEMENT

                                ________________


                               GENERAL INFORMATION



         This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of ParkerVision, Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held at 9:00 a.m. local time, on June 12, 1998 and any adjournment or adjournments thereof ("Annual Meeting"). The Annual Meeting will be held at the Adams Mark Hotel, 2117 Live Oak Street, Dallas, Texas 75201. The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

         The Company's executive offices are located at 8493 Baymeadows Way, Jacksonville, Florida 32256. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about May 1, 1998.

Record Date; Voting Securities

         The Board of Directors has fixed the close of business on April 24, 1998 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any and all adjournments thereof. As of April 24, 1998 the issued and outstanding voting securities of the Company were 11,376,320 shares of Common Stock, par value $.01 per share ("Common Stock"), the holders of which are entitled to one vote for each share of Common Stock.

Solicitation, Voting and Revocation of Proxies

         Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under the caption "Election of Directors" and in the discretion of the proxies named in the proxy with respect to any other matters properly brought before the meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the Annual Meeting and voting in person. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

         The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker nonvote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker nonvote) will not be considered shares present and entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

         The Directors will be elected by a plurality of the votes cast at the meeting. "Plurality" means that the nominees who receive the highest number of votes will be elected as the directors of the Company. Consequently, any shares not voted "FOR" a particular nominee (because of either stockholder withholding or broker nonvote), will not be counted in such nominee's favor.

         All other matters that may be brought before the stockholders must be approved by the affirmative vote of a majority of the votes cast at the meeting. Abstentions from voting are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote (because of either stockholder withholding or broker nonvote) are not deemed "votes cast" with respect to such proposal and therefore will have no effect on such vote.

Annual Report

         The Company's Annual Report to Shareholders for the fiscal year ended on or about December 31, 1997, which contains audited financial statements, is being mailed with this Proxy Statement on May 1, 1998, to all persons who were shareholders of record as of the close of business on April 24, 1998.

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information as of April 24, 1998 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer whose compensation exceeded $100,000 in 1997, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons).

                                                                                                          Percent
                                                                         Amount and Nature                  of
Name of Beneficial Owner                                              of Beneficial Ownership             Class(1)
------------------------                                              -----------------------             --------
Jeffrey Parker(2)                                                            2,927,616(3)(4)               25.2%
J-Parker Family Limited Partnership(5)                                       2,645,402(4)                  23.3%
Todd Parker(2)                                                               1,072,483(6)(7)                9.4%
T-Parker Family Limited Partnership(5)                                         915,255(7)                   8.1%
Stacie Parker Wilf(2)                                                        1,077,811(8)(9)                9.4%
S-Parker-Wilf Family Limited Partnership(5)                                    961,811(9)                   8.5%
William L. Sammons(10)                                                          82,000(11)                  0.7%
Arthur G. Yeager(12)                                                            25,200(13)                   .2%
David F. Sorrells(2)                                                            12,500(14)                   .1%
Walter Scheuer and certain other persons and entities                          854,200(15)                  7.5%
All directors and executive officers as a group (seven persons)              5,209,610(16)                 44.0%

-----------------------------------------------
 * Less than .1%.

(1) Percentage includes all outstanding shares plus, for each person or group, any shares that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(2)  The person's address is 8493 Baymeadows Way, Jacksonville, Florida 32256

(3) Includes 235,000 shares issuable upon immediately exercisable options and excludes 60,000 shares issuable upon options that may vest in the future.


(4) J-Parker Family Limited Partnership is the record owner of 2,645,402 shares of Common Stock. Mr. Jeffrey Parker has sole voting and dispositive power over the shares of Common Stock owned by the J-Parker Family Limited Partnership, as a result of which Mr. Jeffrey Parker is deemed to be the beneficial owner of such shares.

(5)  The entity's address is 409 S. 17th Street, Omaha, Nebraska 68102.

(6)  Includes 75,000 shares issuable upon immediately exercisable options.

(7) T-Parker Family Limited Partnership is the record owner of 915,255 shares of Common Stock. Mr. Todd Parker has sole voting and dispositive power over the shares of Common Stock owned by the T-Parker Family Limited Partnership, as a result of which Mr. Todd Parker is deemed to be the beneficial owner of such shares.

(8) This includes 45,000 shares issuable upon immediately exercisable options and 1,000 shares owned of record by Ms. Wilf's two children over which she disclaims ownership.

(9) S-Parker Wilf Family Limited Partnership is the record owner of 961,811 shares of Common Stock. Ms. Wilf has sole voting and dispositive power over the shares of Common Stock owned by the S-Parker Wilf Family Limited Partnership, as a result of which Ms. Wilf is deemed to be the beneficial owner of such shares.

(10) Mr. Sammons' address is 231 Brattle Road, Syracuse, New York 13203.

(11) Includes 73,000 shares issuable upon immediately exercisable options.

(12) Mr. Yeager's address is 112 W. Adams Street, Suite 1305, Jacksonville, Florida 32202.

(13) Includes 25,000 shares issuable upon immediately exercisable options.

(14) Includes 12,500 shares issuable upon immediately exercisable options and excludes 279,100 shares issuable upon options that may vest in the future.

(15) Mr. Scheuer and thirty-two other persons and entities possess the beneficial ownership as a group of 854,200 shares of Common Stock. Of these shares, Mr. Walter Scheuer has sole voting and dispositive power over 90,000 shares of Common Stock and shares voting and dispositive power with other members of the group over 764,200 shares of Common Stock, representing 7.5% of the outstanding Common Stock. The other members of the group have reported sole or shared voting and dispositive power over varying amounts of the shares of Common Stock indicated in the table, but none claims beneficial ownership of 5% or more of the Common Stock on an individual basis.

(16) Includes 465,500 shares of Common Stock issuable upon immediately exercisable options held by directors (see notes 3, 6, 8, 11, 13 and 14 above) and 11,000 shares of Common Stock issuable upon immediately exercisable options held by an executive officer not included in the table and excludes 339,100 shares of Common Stock issuable upon options that may vest in the future held by directors (see notes 3 and 14 above) and 46,500 shares of Common Stock issuable upon options that may vest in the future held by an executive officer not included in the table above.


                            ELECTION OF DIRECTORS

         The persons listed below have been designated by the Board of Directors as candidates for election as directors to serve until the next annual meeting of shareholders or until their respective successors have been elected and qualified. Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted "FOR" the election of these candidates. In case any of these nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.


Name                             Age         Director Since        Position
------------                     ---         --------------        --------
Jeffrey Parker                   41               1989             Chairman of the Board, Chief Executive
                                                                   Officer and President
Stacie Wilf                      39               1989             Secretary, Treasurer and Director
David F. Sorrells                39               1997             Chief Technical Officer and Director
Todd Parker                      33               1989             Director
William L. Sammons               77               1993             Director
Arthur G. Yeager                 64               1995             Director


         Jeffrey Parker has been Chairman of the Board and Chief Executive Officer of the Company since its inception in August 1989 and President of the Company since April 1993. From March 1983 to August 1989, Mr. Parker served as Executive Vice President and Sales Manager for Parker Electronics, Inc. ("Parker Electronics"), a joint venture partner with Carrier Corporation performing research development and marketing for the heating, ventilation and air conditioning industry.

         Stacie Wilf has been the Secretary and Treasurer and a director of the Company since its inception. From January 1981 to August 1989, Ms. Wilf served as the Controller and Chief Financial Officer of Parker Electronics.

         David F. Sorrells has been the Chief Technical Officer of the Company since September 1996 and has been a director of the Company since January 1997. From June 1990 to September 1996, Mr. Sorrells served as Engineering Manager for the Company.

         Todd Parker has been a director of the Company since its inception and was a Vice President of the Company from inception to June 1997. Mr. Parker acted as a consultant to the Company from June 1997 through November 1997. From January 1985 to August 1989, Mr. Parker served as General Manager of Manufacturing for Parker Electronics.

         William L. Sammons has been a director of the Company since October 1993. From 1981 to 1985, Mr. Sammons was President of the North American Operations of Carrier Corporation until he retired.

        Arthur G. Yeager has been a director of the Company since December 1995. Mr. Yeager has been a sole practitioner of law specializing in patent, trademark and copyright laws since 1960. He has an office located in Jacksonville, Florida. Mr. Yeager provides legal services to the Company as its patent and trademark attorney.

         Messrs. Jeffrey and Todd Parker and Ms. Stacie Wilf are brothers and sister.

Board Meetings and Committees

         During the fiscal year ended December 31, 1997, the Board of Directors met six times and acted by unanimous consent one time, and all the directors attended each of the meetings. The Board of Directors has two committees, the Audit Committee and the Compensation Committee, the members of which are Arthur
G. Yeager and William Sammons, and Arthur G. Yeager, William Sammons and Todd Parker, respectively. All the meetings of each committee were attended by all members of the committee.

Executive Compensation

         The following tables summarize the cash compensation paid by the Company to each of the executive officers (including the Chief Executive Officer) who were serving as executive officers at the end of the fiscal year ended December 31, 1997, for services rendered in all capacities to the Company and its subsidiariesduring the fiscal years ended December 31, 1997, 1996 and 1995, options granted to such executive officers during the fiscal year ended December 31, 1997, and the value of all options granted to such executive officers at the end of the fiscal year ended December 31, 1997.

                                      SUMMARY COMPENSATION TABLE
                                      ---------------------------
 Name and Principal                   Fiscal Year                                          Long Term Compensation
 Position                             Ended 12/31         Annual Compensation                 Options/SARs (#)
-----------------------            ---------------        -------------------              -----------------------
 Jeffrey Parker                           1997                  161,500                            112,500
 Chairman, CEO and                        1996                  100,000                            100,000
 President                                1995                  148,000                             20,000
 Todd Parker                              1997                  111,000                             42,500
 Vice President                           1996                   75,000                                  0
                                          1995                  145,000                             20,000
=======================           ================      =====================              ======================

         The Company cannot determine, without unreasonable effort or expense, the specific amount of certain personal benefits afforded to its employees, or the extent to which benefits are personal rather than business. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to each individual named in the preceding table, the lesser of $50,000 or 10% of the compensation reported in the preceding table for such individual, or, in the case of a group, the lesser of 50,000 for each individual in the group, or 10% of the compensation reported in the preceding table for the group, and that such information set forth in the preceding table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

                                          OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                         --------------------------------------
                                   Number of Securities            % of Total            Exercise
                                        Underlying            Options/SARs Granted        or Base
                                       Options/SARs             to Employees in            Price          Expiration
              Name                       Granted                  Fiscal Year            ($/share)           Date
----------------------------      ---------------------        -------------------      ----------        ----------
Jeffrey Parker                           100,000                      8.4%                11.875            1/9/11
                                          12,500                      1.0%                11.875            1/9/07
Todd Parker                               12,500                      1.0%                11.875            1/9/07
                                          30,000                      2.5%                15.125            5/15/07
============================     ======================       ====================     ===========       ============

                                       AGGREGATE FISCAL YEAR-END OPTION/SAR VALUES
                                     ---------------------------------------------

                             Number of Unexercised Options/SARs at Fiscal           Value of Unexercised In-the-Money
                                            Year End (#)                            Options/SARs at Fiscal Year End
                            ----------------------------------------------          ----------------------------------
Name                            Exercisable               Unexercisable             Exercisable          Unexercisable
-----------------            ----------------             --------------            -----------          -------------
Jeffrey Parker                   202,500                     80,000                $1,489,375             $500,000
Todd Parker                       62,500                        0                    $373,125                 $0
=================          ======================       ===================         =============         ============

Compensation of Outside Directors

         Directors who are not employees of the Company receive no compensation for serving on the board of directors other than reimbursement of reasonable expenses incurred in attending meetings. Non-employee directors receive a fee of $1,000 for each board meeting attended, as well as reimbursement of reasonable expenses incurred in attending meetings.

1993 Stock Option Plan

         In September 1993, the Board of Directors approved the Company's 1993 Stock Plan (the "Stock Plan") pursuant to which an aggregate of 500,000 shares of Common Stock were initially reserved for issuance in connection with the benefits available for grant. The Stock Plan was amended on September 19, 1996 and August 22, 1997 by the Board of Directors to raise the number of shares of Common Stock subject to the Stock Plan to 1,500,000 and 2,000,000, respectively. The benefits may be granted in any one or in combination of the following: (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) stock bonuses, (vi) other forms of stock benefit, or (vii) cash. Incentive stock options may only be granted to employees of the Company. Other benefits may be granted to consultants, directors (whether or not any such director is an employee), employees and officers of the Company. To date, non-qualified options to purchase an aggregate of 1,274,500 shares of Common Stock and incentive options to purchase an aggregate of 282,275 shares of Common stock have been granted under the Stock Plan.


Certain Relationships and Related Transactions

         The Company leases its executive offices pursuant to a lease agreement dated March 1, 1992 with Jeffrey Parker and Barbara Parker. Barbara Parker is Mr. Parker's mother. The term of the lease expires in 2002 and is renewable for two additional five-year terms. For the fiscal years ended December 31, 1997 and 1996, the Company incurred $174,465 and $106,500, respectively, in rental expense under the lease. The Company believes that the terms of the lease are no less favorable than could have been obtained from an unaffiliated third party.

         The Company had a ten-year variable rate subordinated debenture for $2,772,111, payable to Barbara Parker, with interest payments due quarterly through June 30, 1996, followed by quarterly payments of principal and interest through June 30, 2003. On December 29, 1995, the Company renegotiated the variable interest rate with Barbara Parker and amended the subordinated debenture to lower the interest rate from prime plus 2.5% to prime. This amendment was retroactive to January 1, 1995. For the year ended December 31, 1996, the Company paid interest totaling $228,699 to Barbara Parker. On April 12, 1996, Barbara Parker converted the entire principal amount due under the subordinated debenture into 277,211 shares of Common Stock based on the market price at the time of conversion and the subordinated debenture was canceled. Interest of $71,483 was paid by the Company to Barbara Parker during the period January 1, 1996 to April 12, 1996.

         The Company had a ten-year variable rate subordinated debenture for $252,144 payable to Jeffrey Parker, with interest payments due quarterly through June 30, 1996, followed by quarterly payments of principal and interest through June 30, 2003. The Company had a second ten-year variable rate subordinated debenture for $220,000 payable to Jeffrey Parker with interest payments due quarterly through December 31, 1996, followed by quarterly payments of principal and interest through December 31, 2003. On December 29, 1995, the Company renegotiated the variable interest rate with Jeffrey Parker and amended the subordinated debentures to lower the interest rate from prime plus 2.5% to prime. This amendment was retroactive to January 1, 1995. For the year ended December 31, 1996, the Company paid interest totaling $38,952 to Jeffrey Parker. On April 12, 1996, Jeffrey Parker converted the entire principal amount due under the two subordinated debentures into 47,214 shares of Common Stock based on the market at the time of conversion and the subordinated debentures were canceled. Interest of $12,179 was paid by the Company to Jeffrey Parker during the period January 1, 1996 to April 12, 1996.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and ten percent shareholders are charged by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to its executive officers, directors and ten percent stockholders were fulfilled.


                             INDEPENDENT ACCOUNTANTS

         The Company has selected Arthur Andersen LLP as its independent accountants for the year ending December 31, 1998. A representative of Arthur Andersen LLP is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


                             SOLICITATION OF PROXIES

         The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.


                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the annual meeting to be held in 1998 must be received at the Company's offices by January 1, 1999 for inclusion in the proxy materials relating to that meeting.


                                 OTHER BUSINESS

         Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Annual Meeting or any date or dates to which an original or later adjournment of such meeting may be adjourned. As of the date of this Proxy Statement, the management does not know of any other matters to be presented at the meeting. If, however, other matters properly come before the meeting, whether on the original date provided in the Notice of Annual Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy will vote in accordance with their best judgment.

                                   By Order of the Board of Directors


                                   Stacie Wilf
                                   Secretary

Jacksonville, Florida
May 1, 1998

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                           PARKERVISION, INC. - PROXY
                       Solicited By The Board Of Directors
                 for Annual Meeting To Be Held on June 12, 1998

          The undersigned Stockholder(s) of ParkerVision, Inc., a Florida corporation ("Company"), hereby appoints P Jeffrey Parker and Stacie Wilf, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the
P shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 12, 1998 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.
R
     1. Election of the following Directors:

O     FOR all nominees listed below except    WITHHOLD AUTHORITY to vote for all
      as marked to the contrary below   |_|   nominees listed below          |_|

X Jeffrey Parker, Stacie Wilf, David F. Sorrells, Todd Parker, William L. Sammons and Arthur G. Yeager

Y     INSTRUCTIONS: To withhold authority to vote for any  individual  nominee, write that nominee's name in the space below.

                    -----------------------------------------------------


     2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

     |_|  I plan on attending the Annual Meeting.

                    Date: ___________________________, 1998


                    ________________________________________
                    Signature


                    ________________________________________
                    Signature if held jointly

                    Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.






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